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                                                                   Exhibit 10.70

                   FOURTH AMENDMENT TO MODIFIED LOAN AGREEMENT
                           AND THIRD AMENDMENT TO NOTE

          THIS FOURTH AMENDMENT TO MODIFIED LOAN AGREEMENT AND THIRD AMENDMENT TO NOTE (the "Amendment") is made and entered into to be effective as of October 22, 2002, by and between BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 01-1268 (the "Case") filed on April 3, 2001 with the United States Bankruptcy Court for the District of Delaware (the "Court") (the "Borrower"), and BCP MANAGEMENT, INC., a Delaware corporation, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 02-10875 (the "Lender Case") filed on March 22, 2002 with the Court (the "Lender"). For valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, hereby recite and agree as follows:

                                    Recitals

          A. On April 30, 2002, the Borrower and the Lender entered into that certain Modified Loan Agreement (as amended, the "Loan Agreement"), pursuant to which the Lender agreed to lend to the Borrower up to $6,000,000 subject to the terms and conditions contained therein. The borrowings under the Loan Agreement were evidenced further by that certain Note in the original principal amount of $6,000,000 executed by the Borrower in favor of the Lender on April 30, 2002 (as amended, the "Note"). On May 23, 2002, the Borrower and the Lender entered into that certain First Amendment to Modified Loan Agreement and First Amendment to Note, pursuant to which the maturity date under the Loan Agreement was extended until June 30, 2002 and the Commitment was reduced to $4,500,000. On June 30, 2002, the Borrower and the Lender entered into that certain Second Amendment to Modified Loan Agreement, pursuant to which the maturity date under the Loan Agreement was extended until July 17, 2002. On July 29, 2002, the Court issued an order extending the maturity date under the Loan Agreement until August 19, 2002. On August 19, 2002, the Borrower and the Lender entered into that certain Third Amendment to Modified Loan Agreement and Second Amendment to Note, pursuant to which the maturity date under the Loan Agreement was extended until September 30, 2002 and the Commitment was increased to $8,000,000 subject to certain permanent reductions upon the occurrence of certain events. On September 24, 2002, the Court issued an order extending the maturity date under the Loan Agreement until October 22, 2002.

          B. The Court has issued in the Lender Case and the Case orders authorizing the extension of the maturity date under the Loan Agreement until December 31, 2002 and the modification of the Commitment to $7,500,000.

          C. The Borrower and the Lender mutually wish to amend the Loan Agreement and the Note, according to the terms and conditions hereinafter set forth.

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                                    Agreement

          1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein.

          2. Amendments to the Loan Agreement and Note. As of the date hereof, the Loan Agreement and the Note shall be and hereby are amended and modified as follows:

               a. The definition of "Maturity Date" contained in Section 1.1 of the Loan Agreement is hereby modified to delete therefrom the phrase "September 30, 2002" and replace it with the phrase "December 31, 2002".

               b. All references in the Loan Agreement and the Note to "Eight Million Dollars" and "$8,000,000" are hereby deleted and replaced with
     "Seven   Million  Five   Hundred   Thousand   Dollars"  and   "$7,500,000",
     respectively.

          3. Confirmation and Ratification. Except as specifically modified and amended pursuant to the terms hereof, the Loan Agreement and Note remain unchanged and in full force and effect as written. The parties hereto hereby ratify and confirm in all respects, as of the date hereof, all of the terms, conditions, representations, warranties, covenants and provisions contained therein, as modified and amended hereby, and the Borrower hereby confirms and ratifies in all respects all of the Obligations.

          4. No Default. The Borrower hereby ratifies and confirms that there are no Defaults or Events of Default which have occurred and are continuing as of the date hereof.

          5. Governing Law. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, except and only to the extent precluded by other laws of mandatory application. Notwithstanding the foregoing, the Court shall retain jurisdiction over this Amendment and the forum for any action relating hereto shall be the Court.

               [The remainder of this page is intentionally left blank.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      BORDEN CHEMICALS AND PLASTICS
                                      OPERATING LIMITED PARTNERSHIP, a
                                      Delaware limited partnership

                                      By: BCP Management, Inc., a Delaware
                                      corporation, its general partner

                                      By:
                                         --------------------------------------
                                         Mark J. Schneider
                                         President and Chief Executive Officer


                                      BCP MANAGEMENT, INC.
                                      a Delaware corporation


                                      By:
                                         --------------------------------------
                                         Mark J. Schneider
                                         President and Chief Executive Officer

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